UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

Endurance Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40810	98-1599901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 32nd Floor

New York, NY 10166

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 585-8975

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant	EDNCU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	EDNC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	EDNCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 25, 2022, Endurance Acquisition Corp., a Cayman Islands exempted company (“Endurance”), held an extraordinary general meeting of shareholders (the “EGM”). At the EGM, a total of 18,604,683 (74.4%) of Endurance’s issued and outstanding Class A ordinary shares, par value $0.0001 per share (the “Endurance Class A Ordinary Shares”), and Class B ordinary shares, par value $0.0001 (together with the Endurance Class A Ordinary Shares, the “Endurance Ordinary Shares”), held of record as of September 19, 2022, the record date for the EGM, were present either virtually or by proxy, which constituted a quorum for the transaction of business. Endurance’s shareholders voted on the following proposals at the EGM, which are described in more detail in the definitive proxy statement/prospectus of Endurance filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2022 (the “Proxy Statement”). The shareholders approved each of the proposals listed below. The adjournment proposal described in the Proxy Statement was not presented at the EGM because there were enough votes to approve the other proposals presented at the EGM.

The final vote tabulation for each proposal is set forth below.

(1) Proposal No. 1 - The Business Combination Proposal

An ordinary resolution to ratify, approve and adopt the Business Combination Agreement, dated as of March 8, 2022 (as amended by that certain Amendment No. 1 to Business Combination Agreement, dated as of June 13, 2022, and that certain Amendment No. 2 to Business Combination Agreement, dated as of August 23, 2022, and as it may be further amended and/or restated from time to time, the “Business Combination Agreement”) and to which the form of Plan of Merger (as defined in the Business Combination Agreement) required by the Cayman Islands’ Companies Act (As Revised) is appended, a copy of which is attached to the Proxy Statement as Annex A, and the Transactions (as defined in the Business Combination Agreement) contemplated therein, including the Business Combination whereby SatixFy MS (“Merger Sub”), a direct, wholly owned subsidiary of SatixFy Communications Ltd. (“SatixFy”), will merge with and into Endurance with Endurance surviving the merger as a wholly owned subsidiary of SatixFy (the “Business Combination”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,231,595	2,372,488	600	-

(2) Proposal No. 2 - The Merger Proposal

A special resolution to authorize and approve the Plan of Merger and the merger of Merger Sub with and into Endurance, with Endurance surviving the merger as a wholly owned subsidiary of SatixFy, and the issuance of ordinary shares, no par value, of SatixFy, to Endurance shareholders as merger consideration:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,068,875	1,535,208	600	-

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of SatixFy’s and Endurance’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SatixFy and Endurance. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that SatixFy and its current and future collaborators are unable to successfully develop and commercialize SatixFy’s products or technologies, including the compact electronically steered multi-beam array designed for mobility services, or experience significant delays in doing so; the ability for SatixFy or its collaborators to obtain the necessary approvals and certifications for SatixFy’s products and technologies; the ability for SatixFy or its collaborators to achieve milestones under the ESA Sunrise Partnership Project; potential design flaws or performance issues in SatixFy’s products and technologies that may not be discovered or discoverable during product trials and demonstrations; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against SatixFy or Endurance, the combined company or others following the announcement of the proposed Business Combination; the inability to complete the proposed Business Combination due to the failure to satisfy other conditions to closing; changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of SatixFy as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees and the execution of the CEO transition plan; costs related to the proposed Business Combination; changes in applicable laws or regulations; SatixFy’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; the effects of COVID-19 or other epidemics; changes in the competitive environment affecting SatixFy or its customers, including SatixFy’s inability to introduce new products or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to SatixFy’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against SatixFy; the possibility that SatixFy or Endurance may be adversely affected by other economic, business and/or competitive factors; SatixFy's estimates of its financial performance; risks related to the fact that SatixFy is incorporated in Israel and governed by Israeli law; the factors disclosed in the registration statement on Form F-4 filed by SatixFy with the U.S. Securities and Exchange Commission and declared effective on September 30, 2022, under the heading “Risk Factors”; and those factors discussed in Endurance’s final prospectus dated September 14, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2021, in each case, under the heading “Risk Factors,” and other documents of Endurance filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SatixFy nor Endurance presently know or that SatixFy and Endurance currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SatixFy’s and Endurance’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. SatixFy and Endurance anticipate that subsequent events and developments will cause SatixFy’s and Endurance’s assessments to change. However, while SatixFy and Endurance may elect to update these forward-looking statements at some point in the future, SatixFy and Endurance specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SatixFy’s and Endurance’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endurance Acquisition Corp.

By:	/s/ Richard C. Davis
Richard C. Davis
Chief Executive Officer

Dated: October 25, 2022